UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2020 (December 11, 2020)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release announcing that effective as of December 31, 2020, Jill Golder will retire from her position as Senior Vice President and Chief Financial Officer of the Company. During the period commencing on January 1, 2021 and ending on February 28, 2021, Ms. Golder will provide consulting services to the Company as a non-employee consultant, including assisting the Company with the transition of Ms. Golder’s duties to her successor, as set forth in a letter agreement, dated December 11, 2020 (the “Consulting Agreement”).

The Company also announced that Doug Couvillion, age 56, will succeed Ms. Golder as the Company’s Interim Chief Financial Officer effective as of January 1, 2021. Mr. Couvillion has been employed with the Company since 2001 and assumed his current position of Senior Vice President, Sourcing and Supply Chain in November 2016. From 2001 to 2016, he served the Company in various capacities including Vice President of Supply Chain and Quality Assurance and Corporate Controller and Principal Accounting Officer. Mr. Couvillion has 25 years of experience in the restaurant industry and 18 years of experience in the retail industry. Mr. Couvillion has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and he is not a party to any material plan, contract or arrangement with the Company other than those generally available to all Senior Vice President-level officers of the Company and as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 1, 2020. Mr. Couvillion neither is a party to nor has any direct or indirect material interest in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

A copy of the press release announcing the Chief Financial Officer transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Consulting Agreement, Ms. Golder will receive a consulting fee of $22,708 per month, for each of January and February, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated December 14, 2020.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2020	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary